Exhibit 10.1

                                     FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT

                      MID-WISCONSIN FINANCIAL SERVICES, INC.
                              1999 STOCK OPTION PLAN


                         INCENTIVE STOCK OPTION AGREEMENT


 Agreement made as of _________________ __, 20__ (the "Date of Grant") between Mid-Wisconsin Financial Services, Inc., a bank holding company organized under the laws of the State of Wisconsin with its principal place of business at Medford, Wisconsin (the "Company"), and _______________________ (the "Optionee") for the purpose of granting certain options described below under the terms of the Mid-Wisconsin Financial Services, Inc. 1999 Stock Option Plan (the "Plan").

  1. GRANT OF OPTION. The Company hereby grants the Optionee the option to purchase ___________ shares of the Common Stock (the "Shares") upon the terms and conditions of the Plan, and the terms hereinafter stated. It is intended by the Company that this option constitute an incentive stock option within the meaning of Section 422 of the Code. There is no assurance that this option will, in fact, be treated as an incentive stock option.

 2. PURCHASE PRICE.  The Option Price shall be $______ for each Share.

 3. TIME OF EXERCISE.

   (a) INITIAL EXERCISABILITY. This option may be first exercised as to any or all of the Shares subject to this option on or after _________, 20__.

   (b) EXERCISE DURING OPTIONEE'S LIFETIME. This option is exercisable during the Optionee's lifetime only by him and only if this option is exercised prior to the Expiration Date of this option. For purposes of this Agreement, the term "Expiration Date" of this option means the first to occur of:

        (i)   the tenth anniversary of the Date of Grant;

        (ii) if the Optionee's Termination of Employment occurs because of the death of the Optionee, the first anniversary of the Optionee's death;

        (iii) if the Optionee's Termination of Employment occurs because of the Disability of the Optionee, the first anniversary of the Optionee's Termination of Employment;
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        (iv)  if the Optionee's Termination of Employment occurs because of the
      Retirement of the Optionee, the 91st day following the date on which the Optionee's Termination of Employment occurred;

        (v) if the Optionee's Termination of Employment occurs because of a reason other than Disability, Retirement, or death, the date on which the Optionee's Termination of Employment occurs; or

        (vi) if the Optionee has engaged in any act or omitted to take any action, and such action or omission constitutes Cause, the date of such action or failure to act.

provided, however, that notwithstanding the foregoing, in the event the Optionee incurs a Termination of Employment for a reason other than for Cause during the 24-month period following a Change in Control of the Company, this option shall be exercisable in accordance with the terms of Section 6.3(e)(v) of the Plan.

   (c) EXERCISE AFTER OPTIONEE'S DEATH. In the event of Termination of Employment by reason of the Optionee's death, this option may be exercised in whole or in part prior to the Expiration Date specified in subparagraph 3(b)(ii) by his estate or his designee by will to the extent this option was exercisable by the Optionee immediately prior to his death but only prior to the first anniversary of the Optionee's death. In the event of the Optionee's death after he had incurred a Termination of Employment by reason of Disability or Retirement, this option may be exercised in whole or in part by the Optionee's estate or his designee by will prior to the first to occur of (i) the Expiration Date specified in subparagraph 3(b)(iii) or (iv), as the case may be, and (ii) the first anniversary of the Optionee's death, but only to the extent this option was exercisable by the Optionee immediately prior to his death.

 4. METHOD OF EXERCISE.

   (a) NOTICE OF EXERCISE. This option shall be exercisable by written notice to the Secretary of the Company at its principal place of business at Medford, Wisconsin. Such notice shall be in substantially the form set forth as Form 1 attached to this Agreement and shall state the exact number of Shares as to which this option is being exercised and shall be signed by the person or persons exercising this option. The date of exercise shall be the date such written notice and payment have been delivered to the Secretary of the Company either in person or by depositing said notice and payment of the purchase price in the United States mail, postage prepaid and addressed to the Secretary of the Company at the Company's home business office.

  (b) MINIMUM NUMBER OF SHARES. This option cannot be exercised with respect to any fractional Shares.

  (c) PAYMENT FOR SHARES. A notice of exercise shall be accompanied by payment of the full purchase price of such Shares (plus minimum required tax withholding, if any) by:
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         (i)  tendering cash (in the form of a check or otherwise) in such amount;

        (ii) except as otherwise provided by the Committee prior to exercise of this option, tendering Shares with a Fair Market Value on the date of exercise equal to such amount; or

         (iii) delivering irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount, along with documentation from such broker guaranteeing such payment.

   (d) DELIVERY OF SHARES. The Company shall deliver a certificate or certificates representing Shares attributable to an exercise of this option as soon as practicable after the notice of exercise and payment shall have been received. The certificate or certificates for the Shares as to which this option shall have been exercised shall be registered in the name of the person or persons exercising this option and shall be delivered as provided above to the person or persons exercising this option. The Company shall not be obligated to deliver any certificates prior to the fulfillment by it of any listing obligations with respect to the Shares on any exchange or over-the-counter market or the registration or qualification of the Shares under any federal or state securities laws which the Company deems advisable.

 5. EFFECT OF CERTAIN EVENTS ON ISO STATUS.

  (a) TERMINATION OF ISO TREATMENT. This option is intended to constitute an incentive stock option under Section 422 of the Code. Among other things, such status will not be afforded this option if:

        (i) the exercise of this option occurs more than three months following the Optionee's Termination of Employment, except in the event of a Termination of Employment by reason of death or Disability; and

        (ii) the Optionee disposes of any Shares received upon exercise of this option within two years after the date of this Agreement or within one year after such Shares were transferred to such Optionee. In such case, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the Option Price and the lower of the Fair Market Value of the Shares at the date of the exercise or the Fair Market Value of the Shares at the date of disposition. If the Optionee sells or disposes of such Shares at any time after the expiration of the two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

   (b) NOTICE OF DISQUALIFYING DISPOSITION OF SHARES. The Optionee hereby agrees to notify the Company in writing within 30 days after the date of any sale or other disposition of any Shares received upon exercise of this option within (i) two years after the date of this Agreement or (ii) one year after such Shares were transferred to such Optionee. Such notice shall be in a Notice of Disqualifying Disposition in substantially the form attached hereto as Form 2, which shall state the number of Shares sold or disposed of, the date the shares were sold or disposed of, and the sale price, if applicable.

 6. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If the Common Stock is changed into a greater or lesser number of shares as a result of a stock dividend, stock split-up, or combination of Shares, then the number of Shares subject to this option and the Option Price shall be proportionately increased or decreased to give effect to the change as provided for in the Plan. In the event of any other change in the Common Stock or change in the capitalization of the Company, the Committee may make such changes in the terms of this option as provided for in Section 3.5 of the Plan.

 7. NON TRANSFERABILITY OF OPTION. This option may be exercised only by the Optionee or, if the Optionee dies, by the personal representative or designee under the Optionee's will or by the Optionee's estate, as the case may be. Except as otherwise provided in the preceding sentence, this option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon this option, shall be null and void and without effect.

  8. SHARES AS INVESTMENT. If not registered by the Company under the Securities Act of 1933 (the "Act"), the Shares acquired pursuant to the exercise of this option, will be "restricted" stock which will not be freely transferrable by the holder after exercise of this option. The Optionee and any successor in interest of the Optionee accordingly represents and acknowledges, as a condition of the granting of this option, that (a) Shares which are unregistered under the Act will be acquired for the Optionee's (or his successor's) own account for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof and (b) that the certificates representing Shares purchased pursuant to this option which have not been registered pursuant to the Act will bear a legend as to such restrictions on transfer.

  9. EMPLOYMENT. This Agreement does not constitute a contract of employment between the Company or any subsidiary of the Company and the Optionee and it shall not affect the right of the Company or any present or future subsidiary of the Company to terminate the employment of the Optionee, with or without cause, at any time.

 10. CONSTRUCTION AND DEFINITIONS. This Agreement is subject to and shall be construed in accordance with the terms of the Plan which are explicitly made applicable to this Agreement and incorporated by this reference. Unless otherwise defined, all terms used in this Agreement, when capitalized, have the same meaning as such terms are defined in the Plan and each such definition is hereby incorporated by this reference. In the event of any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

 11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Wisconsin.
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 12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Optionee and their successors in interest.

 13. RECEIPT OF INFORMATION. The Optionee hereby acknowledges receipt of a copy of the Plan and of the Company's most recent annual report to its shareholders.

 IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer, thereunto duly authorized, and the Optionee has acknowledged his acceptance of this option in accordance with the terms of this Agreement and the Plan, all as of the Date of Grant.


OPTIONEE:                        MID-WISCONSIN FINANCIAL SERVICES, INC.



_________________________        By:___________________________
_________________________              ________________________
Optionee                             As its ___________________

                                                                       Form 1
                      MID-WISCONSIN FINANCIAL SERVICES, INC.
                            1999 STOCK OPTION PLAN
                    NOTICE OF INTENT TO EXERCISE STOCK OPTION

 The undersigned Optionee hereby exercises the option to purchase shares of common stock of Mid-Wisconsin Financial Services, Inc. under the Mid-Wisconsin Financial Services, Inc. 1999 Stock Option Plan as follows:

Date of Grant:       __________________, _____
Type of Option:  ( ) Incentive Stock Option
                 ( ) Non-qualified Stock Option

Number of Shares: ____________ (whole shares only)

Option Price:     $___________ per Share

Income Tax Due*:  $___________

   *The Company is required to withhold taxes when a non-qualified option is being exercised. Under current tax law, the Company is not required to withhold taxes when an optionee exercises an incentive stock option.

Total Amount Due: $___________

Method of Payment: Indicate the method or methods by which payment will be made:

 ( ) Check
 ( ) Withholding
     The Company is directed to withhold ____ Shares.
 ( ) Surrender of Company Shares (subject to approval of the Committee)
     No. of Shares surrendered:_____________
     ( ) by delivery  ( ) by attestation
     (Shares must have been purchased on the open market and held for at least 6 months)
 ( ) Cashless exercise and sale or loan by broker (attach copy of broker sale or loan agreement) By checking this box, the Optionee certifies that no shares to be sold will violate any Company policies on insider trading.

Date: _______________, 200__.


Optionee Name:  _______________________       Signature:  ______________________

Social Security No.  ____________________

Address: Street: ______________________________________________________________
City:  _____________________________  State: ____  Zip: __________

                                                                          Form 2
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                           1999 STOCK OPTION PLAN

                     NOTICE OF DISQUALIFYING DISPOSITION


To: Mid-Wisconsin Financial Services, Inc. (the "Company")

 I hereby notify the Company that I have disposed of the following Shares which

I acquired upon exercise of an option under the Mid-Wisconsin Financial Services, Inc. 1999 Stock Option Plan. I understand that for federal income tax purposes, the Company is required to report as compensation on Form W-2 the net proceeds of my sale of Shares which I acquired upon exercise of an incentive stock option if I sell the Shares (1) within one year from the date I exercised the option, or (2) within two years from the date of the grant of the option.

 I sold the following shares:

 Date of Grant:  ___________________, _________

 Exercise Date:  ___________________, _________

 Option Price:   $__________________

 Date of Sale or Other
 Disposition:    ___________________, _________

 Market Value or Sales
 Price Received: $__________________

 No. of Shares Sold or
 Disposed of:  ___________________


Date: _______________, 200__.

Optionee Name:  _______________________ Signature:  ______________________

Social Security No.  ____________________

Address: Street: ______________________________________________________________

City:  _____________________________  State: ____  Zip: __________